UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2017

COUNTY BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Wisconsin	001-36808	39-1850431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 North Rapids Road, Manitowoc, WI		54221
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (920) 686-9998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2017, County Bancorp, Inc. (the “Company”) held its Annual Shareholders’ Meeting.  Matters voted on by the shareholders included: (i) election of four Class III directors to serve on our Board of Directors until the 2020, or until successors are duly elected and qualified; (ii) approval of an amendment to the Articles of Incorporation of County Bancorp, Inc. (the “Articles”) to set the minimum number of directors at ten and to require three classes of directors; (iii) approval of an amendment to the Articles to provide for mandatory indemnification of directors and officers of County Bancorp, Inc., to the fullest extent permitted by law; (iv) approval of an amendment to the Articles to designate the courts of the state of Wisconsin as the exclusive forum for certain legal actions; and (v) ratification of the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  The results of the shareholders’ votes are reported below:

1.	With respect to the election of four Class III directors:

Name of Candidate	For	Withheld	Broker Non-Votes
Timothy J. Schneider	3,713,528	79,185	851,452
Lynn D. Davis, Ph.D.	3,732,250	60,463	851,452
Andrew J. Steimle	3,024,446	768,267	851,452
Kenneth R. Zacharias	3,677,938	114,775	851,452
2.	With respect to the amendment to the Articles to establish a minimum number of directors:

For	Against	Abstain	Broker Non-Votes
3,427,529	1,150,518	66,117	0
3.	With respect to the amendment to the Articles to provide directors and officer indemnification:

For	Against	Abstain	Broker Non-Votes
4,473,734	78,328	92,102	0
4.	With respect to the amendment to the Articles to designate the State of Wisconsin as legal forum:

For	Against	Abstain	Broker Non-Votes
2,857,205	907,155	28,352	851,452
5.	With respect to the ratification of the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for 2017:

For	Against	Abstain	Broker Non-Votes
4,543,989	88,406	11,770	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COUNTY BANCORP, INC.

Date: June 21, 2017	By:	/s/ Mark A. Miller
Mark A. Miller
Secretary